Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Statement of Additional Information (Class A, C, K, Y shares) dated May 1, 2013

(as revised January 7, 2014)

RS China Fund

Portfolio Managers

Effective February 6, 2014, the sub-section titled “Portfolio Managers” under the section titled “Investment Advisory and Other Services” is amended to include the following information under the sub-heading indicated.

Under “Compensation” on page 73, the following information is added to the end of the sub-section regarding compensation of portfolio managers by RS Investments:

In the case of an employee of an RS Investments-affiliated company outside the U.S. who is an “associated person” of RS Investments and who serves as portfolio manager of a Fund, the compensation strategy set forth above is applied independently by each RS Investments-affiliated company that employs such a portfolio manager. In such cases, RS Investments compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RS Investments on the shared service of the portfolio manager.

Under “Ownership of Fund Shares” on page 74, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of December 31, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tony Chu	RS China Fund	None

Under “Other Accounts” on page 76, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of December 31, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Tony Chu	0	$0	0	$0	0	$0

February 6, 2014